Hennessy Total Return Fund
Schedule of Investments
July 31, 2026 (Unaudited)

COMMON STOCKS - 68.8%	Shares		Value
Communication Services - 6.9%
Verizon Communications, Inc.	75,200		$ 3,520,112

Consumer Discretionary - 12.6%
Home Depot, Inc.	8,800		2,921,248
McDonald's Corp.	5,300		1,434,392
NIKE, Inc. - Class B	49,900		2,081,329
			6,436,969

Consumer Staples - 14.0%
Coca-Cola Co.	43,800		3,836,442
The Procter & Gamble Co.	23,000		3,323,270
			7,159,712

Energy - 7.4%
Chevron Corp.	19,200		3,779,136

Health Care - 27.0% (a)
Amgen, Inc.	9,900		3,813,084
Johnson & Johnson	8,200		2,102,070
Merck & Co., Inc.	30,300		3,945,060
UnitedHealth Group, Inc.	9,500		3,936,800
			13,797,014

Information Technology - 0.9%
Cisco Systems, Inc.	2,800		324,772
International Business Machines Corp.	700		156,555
			481,327
TOTAL COMMON STOCKS (Cost $28,084,587)			35,174,270

SHORT-TERM INVESTMENTS
U.S. TREASURY BILLS - 70.2%	Par		Value
3.62%, 08/06/2026 (b)(c)	12,000,000		11,994,025
3.65%, 09/10/2026 (b)(c)	12,000,000		11,951,733
3.73%, 10/08/2026 (b)(c)	12,000,000		11,919,327
TOTAL U.S. TREASURY BILLS (Cost $35,862,005)			35,865,085

MONEY MARKET FUNDS - 3.4%	Shares		Value
First American Government Obligations Fund - Class X, 3.58% (d)	1,728,127		1,728,127
TOTAL MONEY MARKET FUNDS (Cost $1,728,127)			1,728,127

TOTAL INVESTMENTS - 142.4% (Cost $65,674,719)			72,767,482
Liabilities in Excess of Other Assets - (42.4)%		(0.42447)	(21,683,670)
TOTAL NET ASSETS - 100.0%			$ 51,083,812

Par amount is in USD unless otherwise indicated.
Percentages are stated as a percent of net assets.

The Global Industry Classification Standard (“GICS®”) was developed by and is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by the Hennessy Funds.

For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

(a)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect that industry or sector.

(b)	The rate shown is the annualized yield as of July 31, 2026.
(c)	All or a portion of the security has been pledged as collateral for reverse repurchase agreements. The fair value of assets committed as collateral as of July 31, 2026 was $23,910,056.
(d)	The rate shown represents the 7-day annualized yield as of July 31, 2026.

Hennessy Total Return Fund
Schedule of Reverse Repurchase Agreements
July 31, 2026 (Unaudited)
Reverse Repurchase Agreements - The Fund may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed date and price. Reverse repurchase agreements are regarded as a form of secured borrowing by the Fund.

Counterparty	Interest Rate	Trade Date	Maturity Date	Net Closing Amount	Face Value
Jefferies LLC	3.87%	05/07/2026	08/06/2026	$ 7,266,395	$ 7,196,000
Jefferies LLC	3.87%	06/11/2026	09/10/2026	7,266,395	7,196,000
Jefferies LLC	3.90%	07/09/2026	10/08/2026	7,266,940	7,196,000
				$ 21,799,730	$ 21,588,000

As of July 31, 2026, the fair value of securities held as collateral for reverse repurchase agreements was $23,910,056 as noted on the Schedule of Investments.

Reverse repurchase agreements are carried at face value; hence, they are not included in the fair valuation hierarchy. The face value of the reverse repurchase agreements at July 31, 2026, was $21,588,000. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. The face value plus interest due at maturity is equal to $21,799,730.

For the nine months ended July 31, 2026, the average daily balance and average interest rate in effect for reverse repurchase agreements were $21,222,269 and 3.98%, respectively.

Summary of Fair Value Disclosure as of July 31, 2026 (Unaudited)

The Fund follows its valuation policies and procedures in determining its net asset value ("NAV") and, in preparing these financial statements, the fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 – Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 – Other significant observable inputs other than quoted prices included in Level 1 (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available generally are valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The Nasdaq Stock Market (“Nasdaq”) generally are valued at the Nasdaq Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available generally are valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy.

Mutual Funds – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and are classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above for equity securities. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeds 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

If market quotations are not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security, such security will be valued at its fair value under the Fund’s established fair valuation procedures as implemented by Hennessy Advisors, Inc. (the “Advisor”), the Fund’s valuation designee. The Advisor, as the valuation designee, is subject to the oversight of the Board of Trustees of the Trust. There are numerous criteria considered in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy. The Advisor will regularly evaluate whether the Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through their application of such procedures.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund's securities as of July 31, 2026, are as follows:

	Level 1	Level 2	Level 3	Total
Common Stocks:
Communication Services	$ 3,520,112	$ –	$ –	$ 3,520,112
Consumer Discretionary	6,436,969	–	–	6,436,969
Consumer Staples	7,159,712	–	–	7,159,712
Energy	3,779,136	–	–	3,779,136
Health Care	13,797,014	–	–	13,797,014
Information Technology	481,327	–	–	481,327
Common Stocks - Total	35,174,270	–	–	35,174,270
U.S. Treasury Bills	–	35,865,085	–	35,865,085
Money Market Funds	1,728,127	–	–	1,728,127
Total Investments	$ 36,902,397	$ 35,865,085	$ –	$ 72,767,482

Reverse repurchase agreements are carried at face value; hence, they are not included in the fair valuation hierarchy.